                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                  FORM N-CSR

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

                              INVESTMENT COMPANIES

Investment Company Act file number  811-05083

             VAN ECK VIP TRUST - VAN ECK VIP GLOBAL HARD ASSETS FUND
               (Exact name of registrant as specified in charter)

                     335 Madison Avenue, New York, NY 10017
               (Address of principal executive offices) (Zip code)

                         Van Eck Associates Corporation
                     335 Madison Avenue, New York, NY 10017
                     (Name and address of agent for service)

Registrant's telephone number, including area code: (212) 293-2000

Date of fiscal year end:  DECEMBER 31

Date of reporting period: JUNE 30, 2011

Item 1. Report to Shareholders

SEMI-ANNUAL REPORT

JUNE 30, 2011

(unaudited)

        Van Eck VIP Trust

                 Van Eck VIP Global Hard Assets Fund

Van Eck VIP Global Hard Assets Fund

Management Discussion	1

Geographical and Sector Weightings	7

Top Ten Equity Holdings	8

Explanation of Expenses	9

Schedule of Investments	10

Statement of Assets and Liabilities	12

Statement of Operations	13

Statement of Changes in Net Assets	14

Financial Highlights	15

Notes to Financial Statements	17

Approval of Advisory Agreement	21

The information contained in these shareholder letters represent the personal opinions of the investment team members and may differ from those of other portfolio managers or of the firm as a whole. This information is not intended to be a forecast of future events, a guarantee of future results or investment advice. Also, unless otherwise specifically noted, any discussion of the Fund’s holdings and the Fund’s performance, and the views of the investment team members are as of June 30, 2011 and are subject to change.

VAN ECK VIP GLOBAL HARD ASSETS FUND

Dear Shareholder:

For the six months ended June 30, 2011, the Initial Class shares of the Van Eck VIP Global Hard Assets Fund posted a gain of 1.84% during what was an extremely volatile investment period. The Fund lagged the 5.62% return of its benchmark, the S&P® North American Natural Resources Sector Index1 (SPGINRTR), an index that measures the performance of commodity-related equities. In addition, the UBS Bloomberg Constant Maturity Commodity Index2 (CMCI), an index that measures the performance of commodities futures, gained 3.00% in the first six months, and the S&P® 500 Index3, representing the U.S. domestic equity market, was up 6.02%.

Although the Fund’s results were positive during the tumultuous first half, its performance did lag the benchmark as the result of its type of exposure within the energy space. It’s important to note that this performance lag was generated in the first quarter, as described in the paragraph below, and in the second quarter, the Fund outperformed the benchmark by 16 basis points.

Within this sector, the Fund was not invested in those well-known largest-cap integrated energy companies, such as Exxon-Mobil, which performed well in the first half and helped boost the results of the Fund’s benchmark. Rather, we continued to seek out the longer-term performance potential of large- to medium-capitalization energy holdings outside the realm of the integrateds. At the same time, the fortunes of hard assets companies overall were dampened by increasing production and capital costs, particularly evident among gold miners. The double-edge sword of the current hard assets bull market is soaring commodity prices and a global mining boom that has created intense competition for equipment and labor, which is driving production costs higher.

We continue to believe that our long-term track record of consistent, solid risk-adjusted returns reflects skilled stock selection and disciplined risk management. Our 11-person investment team is among the industry’s largest, and includes three trained geologists, and several senior analysts with deep sector experience. We seek to invest in a diverse basket of commodity equity sectors-including energy, precious metals, base metals, agriculture and alternative energy-across several geographic regions.

Market and Environment Review

The first six months of 2011 were characterized by whipsawing markets that left investors confused and less tolerant of adding risk to their investment portfolios as the summer approached. As we near the three-year anniversary of the historic financial crisis, there is little agreement as to the state of health of global financial markets as they continue to stabilize. Although the first quarter was very positive, particularly for hard assets investors, the second quarter was extremely volatile, with commodity prices falling off from recent price highs. The precious metals sector was the only major commodities group to post gains in the second quarter, and the economically-sensitive energy sector was among the weakest performers. Gold bullion recorded an all-time high of $1577 on May 2, but consolidated throughout the rest of the quarter to end June 30 at $1500; bullion still managed to post a gain of 4.75% for the quarter (its eleventh straight quarterly gain), and was up 5.60% for the six-month period ending June 30. Silver prices boasted new highs in the first quarter, surging 21.82% to $37.67 per troy ounce, reaching a 31-year high and the lowest relative gold-to-silver ratio since 1983. However, in the second quarter, silver prices tested the $50-per troy-ounce record in early April only to pull back in May and June (still ending the half up 12.20%). Crude oil prices followed a similar roller-coaster path: after topping $106 a barrel in the first quarter (the highest closing price since September 2008), prices fell 10.59% in the second quarter to end June 30 at $95.42. Throughout the period, hard assets equities underperformed relative to their underlying commodities, as investor’s tolerance for risk diminished as the year progressed.

Thus far in 2011, hard assets markets continue to be dogged by the same gremlins that dominated in 2010: slower global economic growth, with particular concern about U.S. economic health; worsening sovereign debt crises in Europe and other developed regions; anticipation over diminishing fiscal support as quantitative easing ends; anxiety over supply constraints in several key commodities; and rising inflation among key emerging markets, including China, India and Brazil. In addition, early in the year, markets withstood the unpredictable black swans of civil unrest in the Middle East and North Africa (MENA), and Japan’s tragic March 11 Tohoku earthquake, tsunami, and the ensuing nuclear disaster. Although events in the MENA region, including the overthrow of the Tunisian president and the Egyptian government, carried profound geopolitical consequences, they had little impact on global economies until civil war spread to Libya. As production of light crude oil was disrupted in Libya, oil prices soared as investors were once again reminded of the importance of petroleum to the global economy.

Despite second quarter difficulties, the energy sector was one of the strongest performers overall during the first half of 2011. In the first quarter, political unrest in the MENA region more than offset the ample supply and slack demand

VAN ECK VIP GLOBAL HARD ASSETS FUND

conditions here in the U.S. However, in the second quarter, slowing global economic growth, along with the coordinated global release by the International Energy Agency of strategic petroleum reserves on June 23 created downward pressure on the energy sector. Crude oil prices gained 16.79% in the first quarter to reach $106 per barrel, then fell 11% in the second quarter to end June at $95 per barrel; net gains for the six months were 4.42%. As witnessed at the pump, gasoline prices were one of the best performing oil by-products, rising some 24% in the first half, despite the recent pullback. On the equity side, major oil companies gained 8.92% in the first half of 2011, as measured by the NSYE Arca Oil Index4 (XOI), and oil services stocks rose 9.94%, as measured by the Philadelphia Oil Services Index5 (OSX). The bulk of these advances were achieved in the positive first quarter. Natural gas stocks advanced 12.32% in the first half, as measured by the NYSE Arca Natural Gas Index6 (XNG), despite a decline in price of the commodity. Coal prices were rather range-bound during the period, while coal stocks, as measured by the Stowe Coal Index7 (TCOAL), declined 0.72%.

Given the global economic uncertainty, it was not surprising that gold bullion was supported throughout the first half of 2011. Deepening sovereign debt issues across the globe continue to strengthen the perception of gold as a sound currency alternative and financial safe haven. Greece (along with Ireland, Portugal and Spain) remained at the forefront of Europe’s woes, as it grows increasingly clear that Greece cannot service its debt without substantial assistance from other governments or international agencies. European authorities are desperately trying to avoid a Greek sovereign default, which has the potential to lead to widespread banking failures and contagion to other heavily indebted countries. Although Greece may be geographically and economically small in size, it is a substantial credit market participant and its default would have substantial repercussions worldwide. Japanese government debt was put on negative watch by Moody’s Investors Service (a leading provider of credit ratings) following the Tohoku earthquake, which disrupted an economy that was already struggling with persistently anemic growth, periodic deflation, an aging population, and high levels of government debt. The ratings agencies may revise their outlook on U.S. sovereign debt due to massive fiscal deficits and the lack of a plan to deal with them. All of these issues have been, and should continue to be, very supportive of gold.

Finally, markets have been anticipating the end of fiscal relief as QE2, quantitative easing round two, concluded in late June. This monetary support, via a renewal of large-scale asset purchases by the U.S. government, proved very beneficial to hard assets investments in 2010, and into the first half of 2011. Expansive monetary policies from many of the OECD countries (the Organization for Economic Cooperation and Development-a group of 27 advanced and less advanced nations) also continued to drive demand for physical commodities, and helped support markets. However, as we enter July, the U.S. Federal Reserve and Treasury have concluded QE2, a nearly $3 trillion to bail out companies and stimulate the economy, having spent an estimated $3 for each dollar of GDP growth, hardly a bargain. Record low interest rates, home-buyer tax credits, mortgage assistance programs, and guarantees from federal agencies, have failed to put a floor under home prices. U.S. unemployment hovers near 9% and real GDP growth has stalled at 3%. As easing has ended, our economic weaknesses come into sharper relief; with this increased volatility for investors. At this writing, consumers, small businesses, and the public sector remained constrained by concerns ranging from the housing market to the debt and deficit struggles of governments at home and abroad.

Fund Review

Throughout the first half of 2011, we continued our investment strategy of seeking to achieve the appropriate balance between the short-term positive influences of supportive monetary policies (quantitative easing) and the negative drivers of increasing sovereign debt problems worldwide, stubborn unemployment here in the U.S., and budget deficits throughout the developed world. We did this by making decisions on an individual security basis rather than from any one sector perspective. With that said, energy holdings continued to remain a key theme of our strategy.

Energy Holdings

The Fund’s allocation to the energy sector decreased slightly in the six-month period, from 66.4% at the beginning of the year to 64.4% by June 30. We continued to favor positions in unconventional oil opportunities, international exploration and production companies, and oilfield services firms. We also maintained the Fund’s position in select high asset quality, U.S.-based natural gas-weighted exploration and production companies. For the six-month period, the Fund’s energy-related holdings generated divergent performance, and included the Fund’s biggest performance contributors, as well as its greatest detractors. Among the energy sub-sectors, as a group the Fund’s oil and gas exploration and production holdings were the lead performers.

Of the Fund’s top five performers in the first half of 2011, four were energy-related holdings. These holdings benefited both from the surge in the underlying price of oil and positive company news. The biggest contributor to Fund performance was Texas-based Cabot Oil & Gas (2.1% of Fund net assets†), an oil and gas exploration and production company, whose shares advance 75.4% year-to-date as of June 30. The company benefited from having premier acreage and ongoing positive sentiment regarding the signing of three joint venture deals for operations in the Haynesville/Bossier shale region in the first months of 2011. Cabot also reported significant production growth, stable capital expenditures and increased production growth guidance for the third and fourth quarters of 2011, as its Marcellus shale output now exceeds 400 million cubic feet per day due to the Lathrop station coming online. Texas-based Holly Corp. (2.4% of Fund net assets†) was another top energy performer. The company’s shares rose 71.1% for the six-month period on positive crack spreads (i.e., the differential between the price of crude oil and petroleum products extracted from it, spreads between the prices of West Texas Intermediate (WTI) crude oil and Brent crude oil as well as access to favorable mid-continent refining. (Holly announced its merger on July 1 with fellow refiner Frontier Oil, not previously held by Fund). Oilfield services giant Halliburton (3.8% of Fund net assets†) was a solid performer for the Fund, gaining 25.4% in the first half; the company beat quarterly earnings estimates in the first quarter, and benefited from positive news flow regarding U.S. pricing for its services and increased demand for its services internationally. Texas-based Halliburton is a good example of one of our key energy investment themes: an emphasis on major oilfield services companies that are benefiting from a strong North American rig count, an increase in capital spending, and service intensity in the international arena. Petrohawk (2.8% of Fund net assets†), another Texas-based oil and gas exploration and production company also contributed materially to Fund performance, given the 35.2% increase in its shares in the first half as it sold $1 billion in pipelines and other midstream assets to capitalize greater oil exploration.

By contrast, a notable performance detractor in the energy sector was Virginia-based Alpha Natural Resources (3.3% of Fund net assets†), the U.S.’s leading coal producer. The company’s shares fell 24.3% as it missed first quarter earnings estimates and continued to be pressured by investor concerns over the January 2011 acquisition of Massey Energy (not held by Fund). The acquisition was announced in January and completed in early June. Massey was the owner of the West Virginia mine that was the site of a tragic explosion in April 2010. Oil services company Weatherford International (2.9% of Fund net assets†), based in Texas and the fifth largest oil services provider in the U.S., also experienced a tepid first six months of the year. Investors reacted to Weatherford’s $75 million settlement with British Petroleum (not held by Fund) on last year’s Macondo well incident in the Gulf of Mexico, as well to the company’s scaling back of its international assumptions, lowered earnings per share estimates, higher expected tax rates and anticipated federal investigations. Pacific Rubiales (1.6% of Fund net assets†), which has operations in Colombia, Peru and Guatemala, was also a negative performer for the Fund in the first six months. The company was hurt by missing production estimates in the first quarter.

We anticipate that coal will continue to be a major theme within the Fund’s holdings despite the sub-sector’s lackluster performance year to date. Given significant demand from China and India, going forward we expect higher metallurgical coal prices for premium grades, those used in the steel-making process. Longer term, we remain positive on thermal coal and favor companies that are capable of growing production volumes. The Tokohu earthquake in Japan brought a new dimension to the thermal coal market, given that country’s disruption to nuclear energy, it’s main source of energy. Thermal coal is likely to be the biggest winner going forward. In contrast to our view on coal, we expect pressure on natural gas prices to continue in the coming months as nuclear utilization comes back online and supply growth remains well above expectations.

Precious Metals Holdings
The Fund’s allocation in precious metals decreased from 9.8% at yearend 2010 to 2.9% as of June 30.

The performance of gold shares was very disappointing in the first six months of 2011, despite the rally in gold prices. For the six months ended June 30, 2011, gold bullion gained $79.57 (+5.60%), while gold companies, as measured by the NYSE Arca Gold Miners Index8 (GDM), declined 10.84%. Demand for physical gold was strong in the first half, particularly from Asia. Inflationary pressures and negative real interest rates drove investment demand in India, China and other emerging markets. Despite these high prices, the World Gold Council reported an 11.4% increase in global gold demand in the first quarter with China alone reportedly purchasing 200 tonnes. The International Monetary Fund (IMF) reported that Mexico added approximately 100 tonnes of gold to its foreign exchange reserves, making it the first country in the western hemisphere to make a recent major gold purchase.

Normally, we would expect gold stocks to outperform its underlying metal when gold bullion price rises; however, it appears that the market has overreacted to rising costs, driving gold equity valuations to historic lows. We believe the key reason for the short-term underperformance of gold shares has been rising production and capital costs in the mining industry. Energy can make up as much as 40% of operating costs at an average gold mine. Therefore, it is not uncommon to see equity share prices lag when oil prices rise dramatically, as they have this year.

Among the Fund’s precious metals holdings, Canadian gold miners Osisko Mining (1.8% of Fund net assets†) and IAMGOLD (2.0% of Fund net assets†) contributed the most positive results in the first half. Osisko’s shares gained on the announcement an increase in its estimated gold resources at its new Malartic mine in Quebec. Canadian gold miner

VAN ECK VIP GLOBAL HARD ASSETS FUND

IAMGOLD benefited from news that its first quarter operating results show a 40% increase in production year over year, and a substantial increase in revenues. Senior management has been focusing on properties where IAMGOLD owns significant stakes or operates the mines, and has been selling off lower producing assets. Finally, Canadian gold miner Goldcorp (1.7% of Fund net assets†) gained 5.4% as the stock appears to be recovering from a disappointing 2010 when its performance was weighed down by acquisitions.

By contrast, Canadian gold miners Agnico-Eagle Mines (1.5% of Fund net assets†) and Kinross Gold (1.9% of Fund net assets†) underperformed with declines of 17.3% and 16.4% respectively. Ramping up of Agnico’s Meadowbank project in Nunavut, progress was hampered by a fire that destroyed the main kitchen, significant given that Meadowbank is a remote fly-in-fly-out Arctic mine that employs nearly 500 people. Shares of Kinross declined as the company missed 4Q EPS (earnings per share) estimates due to an increase in costs, and reported higher-than-expected capital expenditures. We believe the company continues to offer tremendous growth from current levels.

Base and Industrial Metals Holdings

The Fund’s allocation to base and industrial metals declined from 12.4% at the beginning of the year to 6.6% as of June 30. This sector was one of the weakest performing sectors for the Fund. During the period, base metals lost ground, with the S&P® GSCI Industrial Metals Index[9] (SPGSINTR) down 1.55%. Copper prices declined 1.77% in the first half; nickel, zinc and tin were off 5.35%, 3.63%, and 3.16%, respectively. Overall, weaker-than-expected global economic growth had a negative impact on base and industrial metals prices, and their corresponding equities. Electricity-intensive aluminum, on the other hand, saw its prices rise 2.51% in the six-month period, as the Tohoku earthquake and subsequent nuclear disaster in Japan increased the prospects of higher electricity input costs. Lead was another strong performing metal, rising 5.25%.

Copper miner First Quantum Minerals (2.7% of Fund net assets†) was the Fund’s fifth best performance contributor in the first half. The company advanced 34.9% on a positive reaction to the relative strength in prices of the underlying copper commodity, especially in June. First Quantum operates copper mines in Australia, Finland, Peru and Zambia, with its Kansanshi mine in the African copper belt showing particularly promising growth potential. African Minerals (0.48% of Fund net assets†), a mining group with assets in West Africa, also helped boost the Fund’s performance in the semi-annual period. The company signed a newsworthy deal with a Chinese steel-maker to develop its Tonkolili project in Sierra Leone, which has the potential to become one of the biggest iron ore mines in the world. Finally, we added Ohio-based Cliffs Natural Resources in June (1.0% of Fund net assets†), the largest producer of iron ore pellets in North America, and during this short period it had a positive impact.

In February, we sold the Fund’s holding in Arizona mining company Freeport-McMoRan Copper & Gold (position sold by June 30), which posted notably strong results in 2010. We made the decision to sell some of the more copper-sensitive equities, like Freeport, and trade into some of the copper companies that are more value-oriented, and geared toward volume growth and cost management. Teck Resources (1.0% of Fund net assets†), another copper miner, also contributed negatively to the Fund’s results on the back of lower commodity prices.

We continue to believe the performance of base metals equities may continue to struggle in the short term given increasing inventories, a moderation in demand from China, and higher mining and extraction costs. The themes shaping our current outlook for metals are centered on the divergence that exists between base and industrial metals. If energy prices continue to move up, there is continued risk to global economic growth, and this is likely to dampen global demand for base and industrial metals. In the first half, this prompted us to move to a slightly more defensive stance in terms of our base and industrial metals holdings.

Agriculture and Other Holdings

The Fund’s investments in the agriculture arena, which accounted for 3.8% of the Fund’s net assets as of June 30, provided positive results in the first half. We have been bullish on the agribusiness space since 2010, albeit in terms of commodities rather than equities. Potash Corp. (1.9% of Fund net assets†) was a strong performer for the Fund, given the strength of potash fertilizer, which has benefited from very tight supplies and higher agricultural commodity prices. Relative to other fertilizers, potash pricing has historically been more stable, and we believe it had more potential to benefit coming into 2011. Elsewhere, the alternative energy, paper and forest products, real estate and chemicals sub-sectors represented small allocations that were not major contributors to the Fund’s results.

* * *

At this writing, we continue to favor the energy sector of the hard assets universe, specifically oil-weighted exploration and production companies and oil service companies. With the advent of unconventional oil plays opening up around the U.S., several of the companies in the Fund’s portfolio are anticipated to show meaningful oil-weighted production growth over the next few years. Our preference for oil service companies lies with those companies exposed to the booming North American service market as well as those exposed to the international spending cycle. We continue to have a positive view on coal companies, as supply constraints and improving demand, especially from the emerging markets, is likely to continue to drive profits for metallurgical and thermal coal producers. We also continue to have a positive view on the base and industrial metals sector. Equity valuations within this sector generally remained attractive at the end of the quarter with shares trading at levels last seen in early 2009. Cash flow generation has rebounded, and with it company balance sheets have improved. These improved fundamentals have led to massive capital expenditure programs. We also anticipate announcements of share buybacks, increased dividends and/or special dividends among several base metal companies in the months to come. Finally, gold should continue to benefit both from the risky financial and economic environment. As uncertainty with fiat, or central-bank issued, currencies continues throughout the world, we expect gold to increasingly be viewed as a safe haven.

The Fund is subject to risks associated with concentrating its investments in hard assets and the hard assets sector, including real estate, precious metals and natural resources, and can be significantly affected by events relating to these industries, including international political and economic developments, inflation, and other factors. The Fund’s portfolio securities may experience substantial price fluctuations as a result of these factors, and may move independently of the trends of industrialized companies. The Fund’s investments in foreign securities involve risks related to adverse political and economic developments unique to a country or a region, currency fluctuations or controls, and the possibility of arbitrary action by foreign governments, including the takeover of property without adequate compensation or imposition of prohibitive taxation. The Fund is subject to risks associated with investments in debt securities, derivative, commodity-linked instruments, illiquid securities, asset-backed securities and CMOs. The Fund is also subject to inflation risk, short sales risk, market risk, non-diversification risk and leverage risk. An investment in the Fund should be considered part of an overall investment program, rather than a complete investment program.

VAN ECK VIP GLOBAL HARD ASSETS FUND

We appreciate your continued investment in the Van Eck VIP Global Hard Asset Fund. We look forward to helping you meet your investment goals in the future.

Investment Team Members:

Charles T. Cameron	Shawn Reynolds	Joseph M. Foster	Samuel R. Halpert
Co-Portfolio Manager	Co-Portfolio Manager

Charl P. de M. Malan	Geoffrey R. King	Edward W. Mitby	Mark Miller

Gregory F. Krenzer	Luke Desmond	Christopher Mailloux
July 14, 2011

†	All Fund assets referenced are Total Net Assets as of June 30, 2011.

The performance quoted represents past performance. Past performance does not guarantee future results; current performance may be lower or higher than the performance data quoted. Investment return and value of shares of the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance information reflects temporary waivers of expenses and/or fees. Had the Fund incurred all expenses, investment returns would have been reduced. Fund returns assume that dividends and capital gains distributions have been reinvested in the Fund at NAV. Index returns assume that dividends of the Index constituents in the Index have been reinvested. These returns do not reflect the deduction of taxes that a shareholder would pay on Fund dividends and distributions or the redemption of Fund shares. Performance information current to the most recent month end is available by calling 1.800.826.2333 or by visiting vaneck.com.

The Fund is only available to life insurance and annuity companies to fund their variable annuity and variable life insurance products. These contracts offer life insurance and tax benefits to the beneficial owners of the Fund. Your insurance or annuity company’s charges, fees and expenses for these benefits are not reflected in this report or in the Fund’s performance, since they are not direct expenses of the Fund. Had these fees been included, returns would have been lower. For insurance products, performance figures do not reflect the cost for insurance and if they did, the performance shown would be significantly lower. A review of your particular life and/or annuity contract will provide you with much greater detail regarding these costs and benefits.

All indices are unmanaged and include the reinvestment of all dividends, but do not reflect the payment of transaction costs, advisory fees or expenses that are associated with an investment in the Fund. An index’s performance is not illustrative of the Fund’s performance. Indices are not securities in which investments can be made. Results reflect past performance and do not guarantee future results.

1	The S&P® North American Natural Resources Sector Index (SPGINRTR) includes mining, energy, paper and forest products, and plantation-owning companies.

2

UBS Bloomberg Constant Maturity Commodity Index (CMCI) is a rules-based, composite benchmark index diversified across 26 commodities from within five sectors. CMCI is comprised of futures contracts with maturities ranging from around three months to over three years for each commodity, depending on liquidity.

3	S&P® 500 Index consists of 500 widely held common stocks covering industrial, utility, financial and transportation sectors.

4

NYSE Arca Oil Index (XOI) is a price-weighted index designed to measure the performance of the oil industry through changes in the prices of a cross section of widely-held corporations involved in the exploration, production, and development of petroleum.

5

Philadelphia Oil Service Index (OSX) is a price-weighted index composed of 15 companies that provide oil drilling and production services, oil field equipment, support services and geophysical/reservoir services.

6

NYSE Arca Natural Gas Index (XNG) is an equal-dollar weighted index designed to measure the performance of highly capitalized companies in the natural gas industry involved primarily in natural gas exploration and production and natural gas pipeline transportation and transmission.

7

Stowe Coal IndexSM (TCOAL) is intended to give investors an efficient, modified market capitalization-weighted index designed to track movements of securities of companies involved in the coal industry that are traded on leading global exchanges.

8	NYSE Arca Gold Miners Index (GDM) is a market capitalization-weighted index comprised of publicly traded companies involved primarily in the mining for gold.

9	S&P® GSCI Industrial Metals Index (SPGSINTR) measures performance of the industrial metals sub-sector of the S&P® GSCI Total Return Index, referenced above.

Geographical Weightings*
(unaudited)

Sector Weightings**
(unaudited)

As of June 30, 2011. Portfolio subject to change.
*	Percentage of net assets.
**	Percentage of investments.

VAN ECK VIP GLOBAL HARD ASSETS FUND

TOP TEN EQUITY HOLDINGS* June 30, 2011 (unaudited)

Halliburton Co.
(U.S., 3.8%)

Halliburton provides energy services and engineering and construction services, as well as manufactures products for the energy industry. The company offers services and products and integrated solutions to customers in the exploration, development, and production of oil and natural gas.

Anadarko Petroleum Corp.
(U.S., 3.7%)

Anadarko Petroleum is an oil and gas exploration and production company, with major areas of operation located onshore in the United States, the Gulf of Mexico, Algeria, and has production in China and a development project in Brazil. The company markets natural gas, oil and natural gas liquids (NGLs), and owns and operates gas gathering and processing systems.

Schlumberger Ltd.
(U.S., 3.7%)

Schlumberger is an oil services company. The company, through its subsidiaries, provides a wide range of services, including technology, project management and information solutions to the international petroleum industry as well as advanced acquisition and data processing surveys.

Newfield Exploration Co.
(U.S., 3.5%)

Newfield Exploration Company is an independent oil and gas company which explores, develops and acquires oil and natural gas properties. The company operates in the Gulf of Mexico, in the onshore United States Gulf Coast, within the North Sea, within Malaysia, and in the Bohai Bay in China.

Alpha Natural Resources, Inc.
(U.S., 3.3%)

Alpha Natural Resources extracts, processes, and markets steam and metallurgical coal. The company conducts operations from surface and underground mines located in the northern and central Appalachian regions and Colorado, all located in the United States. Alpha Natural Resources markets its coal to electric utilities, steel and other industrial producers.

Occidental Petroleum Corp.
(U.S., 3.0%)

Occidental Petroleum explores for, develops, produces and markets crude oil and natural gas. The company also manufactures and markets a variety of basic chemicals, vinyls and performance chemicals. Occidental gathers, treats, processes, transports, stores, trades and markets crude oil, natural gas, NGLs, condensate and carbon dioxide (CO2) and generates and markets power.

Xstrata PLC
(United Kingdom, 3.0%)

Xstrata, a diversified mining group, explores for and mines copper, coking coal, thermal coal, ferrochrome, vanadium, zinc, gold, lead and silver. The group conducts operations in Australia, South Africa, Germany, Argentina and the U.K.

Weatherford International Ltd.
(Switzerland, 2.9%)

Weatherford is a provider of equipment and services used for the drilling, evaluation, completion, production and intervention of oil and natural gas wells. The company operates in approximately 100 countries through approximately 800 locations situated in nearly all of the oil and natural gas producing regions in the world.

Newmont Mining Corp.
(U.S., 2.8%)

Newmont Mining acquires, explores and develops mineral properties. The company produces gold from operations in the United States, Australia, Peru, Indonesia, Ghana, Canada, New Zealand and Mexico. Newmont also mines and processes copper in Indonesia.

Petrohawk Energy Corp.
(U.S., 2.8%)

Petrohawk Energy is an oil and gas company. The company participates in the exploration and production of natural gas and crude oil. Petrohawk’s operations are currently focused in proven oil and gas producing trends primarily in South Texas, Louisiana and Central California.

*	Percentage of net assets. Portfolio is subject to change. Company descriptions courtesy of Bloomberg.com.

EXPLANATION OF EXPENSES (unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including program fees on purchase payments; and (2) ongoing costs, including management fees and other Fund expenses. This disclosure is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The disclosure is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, January 1, 2011 to June 30, 2011.

Actual Expenses

The first line in the table below provides information about account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as fees on purchase payments. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

		Beginning Account Value January 1, 2011	Ending Account Value June 30, 2011	Expenses Paid During the Period* January 1, 2011 – June 30, 2011

Initial Class	Actual	$1,000.00	$1,018.40	$4.56
	Hypothetical**	$1,000.00	$1,020.27	$4.57

Class R1	Actual	$1,000.00	$1,018.60	$4.60
	Hypothetical**	$1,000.00	$1,020.23	$4.61

Class S	Actual	$1,000.00	$1,016.80	$6.28
	Hypothetical**	$1,000.00	$1,018.57	$6.28

*

Expenses are equal to the Fund’s annualized expense ratio (for the six months ended June 30, 2011), of 0.91% on Initial Class, 0.92% on Class R1 Shares, 1.25% on Class S Shares, multiplied by the average account value over the period, multiplied by 181 and divided by 365 (to reflect the one-half year period).

**	Assumes annual return of 5% before expenses.

VAN ECK VIP GLOBAL HARD ASSETS FUND

SCHEDULE OF INVESTMENTS
June 30, 2011 (unaudited)

Number of Shares		Value

COMMON STOCKS: 95.0%
Brazil: 1.0%
1,614,800	Brazilian Resources, Inc. (CAD) *#§	$1,071,106
352,400	Petroleo Brasileiro S.A. (ADR)	11,932,264

		13,003,370

Canada: 16.1%
316,000	Agnico-Eagle Mines Ltd. (USD)	19,949,080
247,400	First Quantum Minerals Ltd.	36,071,738
479,300	Goldcorp, Inc. (USD)	23,135,811
1,445,700	IAMGOLD Corp. (USD)	27,121,332
953,719	Kinross Gold Corp.	15,060,543
643,800	Kinross Gold Corp. (USD)	10,172,040
59,004	Kinross Gold Corp. Warrants (CAD 21.30, expiring 09/17/14) *	149,888
1,576,500	Osisko Mining Corp. *	24,502,810
806,200	Pacific Rubiales Energy Corp.	21,608,450
457,700	Potash Corp of Saskatchewan, Inc. (USD)	26,084,323
275,800	Teck Resources Ltd. (USD)	13,994,092

		217,850,107

China / Hong Kong: 0.8%
2,760,500	Yanzhou Coal Mining Co. Ltd. #	10,653,884

Kuwait: 0.6%
15,562,437	Kuwait Energy Co. K.S.C.C. *#§ø	8,482,465

Norway: 1.7%
646,500	SeaDrill Ltd. #	22,730,156

Switzerland: 2.9%
2,104,700	Weatherford International Ltd. (USD) *	39,463,125

United Kingdom: 9.6%
3,515,600	Afren Plc * #	8,906,406
15,000	African Minerals Ltd. *#ø	97,710
723,400	African Minerals Ltd. *#	6,417,557
272,300	Antofagasta Plc #	6,093,567
668,500	BHP Billiton Plc #	26,267,890
254,500	Ensco PLC (ADR)	13,564,850
693,900	Heritage Oil Ltd. *	2,443,404
192,400	Randgold Resources Ltd. (ADR) *	16,171,220
286,900	Vedanta Resources Plc #	9,644,365
1,812,600	Xstrata Plc #	39,923,231

		129,530,200

United States: 62.3%
968,405	Alpha Natural Resources, Inc. *	44,004,323
657,600	Anadarko Petroleum Corp.	50,477,376
156,300	Apache Corp.	19,285,857
279,700	Berry Petroleum Co.	14,860,461
701,100	Brigham Exploration Co. *	20,983,923
433,200	Cabot Oil & Gas Corp.	28,725,492
388,700	Cameron International Corp. *	19,547,723
298,000	Cimarex Energy Co.	26,796,160
146,500	Cliffs Natural Resources, Inc.	13,543,925
214,250	Concho Resources, Inc. *	19,678,863
639,200	Consol Energy, Inc.	30,988,416
69,600	Cummins, Inc.	7,202,904
374,200	Diamond Offshore Drilling, Inc.	26,347,422
294,200	Dril-Quip, Inc. *	19,955,586
1,947,370	Far East Energy Corp. *	623,158

Number of Shares		Value

United States: (continued)
419,074	Far East Energy Corp. Warrants (USD 1.25, expiring 12/28/14) *#	$31,431
1,019,600	General Maritime Corp.	1,376,460
145,200	Green Plains Renewable Energy, Inc. *	1,566,708
1,009,800	Halliburton Co.	51,499,800
461,000	Holly Corp.	31,993,400
141,600	Jacobs Engineering Group, Inc. *	6,124,200
432,400	Key Energy Services, Inc. *	7,783,200
1,264,000	Louisiana-Pacific Corp. *	10,288,960
93,600	National Oilwell Varco, Inc.	7,320,456
690,050	Newfield Exploration Co. *	46,937,201
708,900	Newmont Mining Corp.	38,259,333
228,700	Noble Energy, Inc.	20,498,381
392,300	Occidental Petroleum Corp.	40,814,892
1,518,400	Petrohawk Energy Corp. *	37,458,928
293,900	Pioneer Natural Resources Co.	26,324,623
653,600	QEP Resources, Inc.	27,340,088
581,300	Schlumberger Ltd.	50,224,320
697,400	Steel Dynamics, Inc.	11,332,750
359,600	Terex Corp. *	10,230,620
206,900	The Mosaic Co.	14,013,337
138,100	Walter Energy, Inc.	15,991,980
882,600	Western Refining, Inc. *	15,948,582
443,000	Whiting Petroleum Corp. *	25,211,130

		841,592,369

Total Common Stocks (Cost: $905,407,059)		1,283,305,676

EXCHANGE TRADED FUND: 1.8% (Cost: $20,292,281)
166,900	SPDR Gold Trust *	24,364,062

MONEY MARKET FUND: 3.2% (Cost: $43,182,156)
43,182,156	AIM Treasury Portfolio – Institutional Class	43,182,156

Total Investments: 100.0% (Cost: $968,881,496)		1,350,851,894
Other assets less liabilities: 0.0%		144,190

NET ASSETS: 100.0%		$1,350,996,084

ADR — American Depositary Receipt
CAD — Canadian Dollar
USD — United States Dollar

*	Non-income producing
#

Indicates a fair valued security which has not been valued utilizing an independent quote, but has been valued pursuant to guidelines established by the Board of Trustees. The aggregate value of fair valued securities is $140,319,768 which represents 10.4% of net assets.

§	Illiquid Security – the aggregate value of illiquid securities is $9,553,571 which represents 0.7% of net assets.
ø	Restricted security – the aggregate value of restricted securities is $8,580,175, or 0.6% of net assets.

See Notes to Financial Statements

Restricted securities held by the Fund as of June 30, 2011 are as follows:

Security	Acquisition Date	Number of Shares	Acquisition Cost	Value	% of Net Assets

African Minerals Ltd.	07/02/2009	15,000	$61,444	$97,710	0.0%
Kuwait Energy Co. K.S.C.C.	08/06/2008	15,562,437	11,764,893	8,482,465	0.6

			$11,826,337	$8,580,175	0.6%

Summary of Investments by Sector (unaudited)	% of Investments	Value

Basic Materials	18.5%	$249,848,981
Energy	64.4	870,075,990
Industrial	2.6	35,223,144
Industrial Metals	6.6	88,444,320
Precious Metals	2.9	39,713,241
Exchange Traded Fund	1.8	24,364,062
Money Market Fund	3.2	43,182,156

	100.0%	$1,350,851,894

The summary of inputs used to value the Fund’s investments as of June 30, 2011 is as follows:

	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Value

Common Stocks
Brazil	$11,932,264	$—	$1,071,106	$13,003,370
Canada	217,850,107	—	—	217,850,107
China / Hong Kong	—	10,653,884	—	10,653,884
Kuwait	—	—	8,482,465	8,482,465
Norway	—	22,730,156	—	22,730,156
Switzerland	39,463,125	—	—	39,463,125
United Kingdom	32,179,474	97,350,726	—	129,530,200
United States	841,560,938	31,431	—	841,592,369
Exchange Traded Fund	24,364,062	—	—	24,364,062
Money Market Fund	43,182,156	—	—	43,182,156

Total	$1,210,532,126	$130,766,197	$9,553,571	$1,350,851,894

The following table reconciles the valuation of the Fund’s Level 3 investment securities and related transactions during the period ended June 30, 2011:

Balance as of 12/31/10	$8,850,899
Realized gain (loss)	—
Change in unrealized appreciation (depreciation)	702,672
Purchases	—
Sales	—
Transfers in and/or out of level 3	—

Balance as of 6/30/11	$9,553,571

See Notes to Financial Statements

VAN ECK VIP GLOBAL HARD ASSETS FUND

STATEMENT OF ASSETS AND LIABILITIES
June 30, 2011 (unaudited)

Assets:
Investments, at value (Cost $968,881,496)	$1,350,851,894
Foreign currency (Cost $2,792,567)	2,794,296
Receivables:
Shares of beneficial interest sold	1,456,602
Dividends and interest	1,087,357
Prepaid expenses	13,884

Total assets	1,356,204,033

Liabilities:
Payables:
Investments purchased	2,567,529
Shares of beneficial interest redeemed	1,123,672
Due to Adviser	917,200
Due to Distributor	8,727
Deferred Trustee fees	283,585
Accrued expenses	307,236

Total liabilities	5,207,949

NET ASSETS	$1,350,996,084

Initial Class Shares:
Net Assets	$1,173,793,777

Shares of beneficial interest outstanding	31,320,179

Net asset value, redemption and offering price per share	$37.48

Class R1 Shares:
Net Assets	$132,562,947

Shares of beneficial interest outstanding	3,534,613

Net asset value, redemption and offering price per share	$37.50

Class S Shares:
Net Assets	$44,639,360

Shares of beneficial interest outstanding	1,214,986

Net asset value, redemption and offering price per share	$36.74

Net Assets consist of:
Aggregate paid in capital	$928,711,245
Net unrealized appreciation	381,925,480
Distributions in excess of net investment income	(15,009,863)
Accumulated net realized gain	55,369,222

$1,350,996,084

See Notes to Financial Statements

STATEMENT OF OPERATIONS
For the Six Months Ended June 30, 2011 (unaudited)

Income:
Dividends (net of foreign taxes withheld of $337,535)		$6,528,612
Interest		4,642

Total income		6,533,254

Expenses:
Management fees	5,750,429
Distribution fees – Class S	45,317
Transfer agent fees – Initial Class	25,232
Transfer agent fees – R1 Class Shares	8,203
Transfer agent fees – S Class Shares	17,974
Custodian fees	59,041
Professional fees	83,812
Reports to shareholders	174,571
Insurance	33,445
Trustees’ fees and expenses	55,716
Other	12,424

Total expenses	6,266,164

Net investment income		267,090

Net realized gain (loss) on:
Investments (net of foreign taxes of $80)		65,587,272
Foreign currency transactions and foreign denominated assets and liabilities		(186,267)

Net realized gain		65,401,005

Change in net unrealized depreciation on:
Investments		(43,839,955)
Foreign currency transactions and foreign denominated assets and liabilities		(47,750)

Change in net unrealized depreciation		(43,887,705)

Net Increase in Net Assets Resulting from Operations		$21,780,390

See Notes to Financial Statements

VAN ECK VIP GLOBAL HARD ASSETS FUND

STATEMENT OF CHANGES IN NET ASSETS

	Six Months Ended June 30, 2011	Year Ended December 31, 2010

	(unaudited)
Operations:
Net investment income (loss)	$267,090	$(516,982)
Net realized gain	65,401,005	115,883,452
Net change in unrealized appreciation (depreciation)	(43,887,705)	167,505,269

Net increase in net assets resulting from operations	21,780,390	282,871,739

Dividends and Distributions to shareholders from:
Net investment income
Initial Class Shares	(13,120,525)	(3,285,133)
Class R1 Shares	(1,392,680)	(289,355)
Class S Shares	(279,746)	(13,077)

	(14,792,951)	(3,587,565)

Net realized gains
Initial Class Shares	(14,048,864)	—
Class R1 Shares	(1,498,287)	—
Class S Shares	(337,778)	—

	(15,884,929)	—

Total dividends and distributions	(30,677,880)	(3,587,565)

Settlement payments from unaffiliated third parties	—	400,743

Share transactions:
Proceeds from sale of shares
Initial Class Shares	86,513,523	153,570,256
Class R1 Shares	26,010,077	32,326,860
Class S Shares	29,963,766	22,379,472

	142,487,366	208,276,588

Reinvestment of dividends and distributions
Initial Class Shares	27,169,390	3,285,133
Class R1 Shares	2,890,967	289,355
Class S Shares	617,523	13,077

	30,677,880	3,587,565

Cost of shares redeemed
Initial Class Shares	(95,047,113)	(142,666,349)
Class R1 Shares	(16,294,287)	(17,109,954)
Class S Shares	(10,316,990)	(5,093,918)
Redemption fees	—	33,256

	(121,658,390)	(164,836,965)

Net increase in net assets resulting from share transactions	51,506,856	47,027,188

Total increase in net assets	42,609,366	326,712,105
Net Assets:
Beginning of period	1,308,386,718	981,674,613

End of period (including distributions in excess of net investment income (loss) of ($15,009,863) and ($484,002), respectively)	$1,350,996,084	$1,308,386,718

* Shares of beneficial interest issued, reinvested and redeemed (unlimited number of $.001 par value shares authorized):
Initial Class Shares:
Shares sold	2,258,422	4,898,956
Shares reinvested	727,816	118,554
Shares redeemed	(2,519,956)	(4,823,656)

Net increase	466,282	193,854

Class R1 Shares:
Shares sold	679,471	1,029,261
Shares reinvested	77,402	10,438
Shares redeemed	(438,559)	(581,461)

Net increase	318,314	458,238

Class S Shares:
Shares sold	800,941	712,177
Shares reinvested	16,849	479
Shares redeemed	(280,961)	(169,869)

Net increase	536,829	542,787

See Notes to Financial Statements

FINANCIAL HIGHLIGHTS
For a share outstanding throughout each period:

	Initial Class Shares

	For the Six Months Ended June 30, 2011
			Year Ended December 31,

			2010		2009	2008	2007	2006

	(unaudited)
Net asset value, beginning of period	$37.67		$29.26		$18.75	$41.19	$32.71	$27.73

Income from investment operations:
Net investment income (loss)	0.01	(f)	(0.01)		(0.03)	0.11	(0.02)	0.06
Net realized and unrealized gain (loss) on investments	0.67		8.52		10.72	(16.53)	12.94	6.64

Total from investment operations	0.68		8.51		10.69	(16.42)	12.92	6.70

Less distributions from:
Net investment income	(0.42)		(0.11)		(0.06)	(0.11)	(0.05)	(0.02)
Net realized gains	(0.45)		—		(0.12)	(5.91)	(4.39)	(1.70)

Total distributions	(0.87)		(0.11)		(0.18)	(6.02)	(4.44)	(1.72)

Settlement payments from unaffiliated third parties	—		0.01		—	—	—	—

Redemption fees	—	(b)	—	(b)	— (b)	— (b)	— (b)	— (b)

Net asset value, end of period	$37.48		$37.67		$29.26	$18.75	$41.19	$32.71

Total return (a)	1.84	%(c)	29.23	%(e)	57.54%	(46.12)%	45.36%	24.54%

Ratios/Supplemental Data
Net Assets, end of period (000’s)	$1,173,794		$1,162,125		$897,073	$541,777	$1,031,487	$642,822
Ratio of gross expenses to average net assets	0.91	%(d)	0.97%		1.10%	0.99%	1.01%	1.13%
Ratio of net expenses to average net assets	0.91	%(d)	0.97%		1.10%	0.99%	1.01%	1.13%
Ratio of net expenses, excluding interest expense, to average net assets	0.91	%(d)	0.97%		1.09%	0.99%	1.00%	1.13%
Ratio of net investment income to average net assets	0.05	%(d)	(0.05)%		(0.15)%	0.28%	(0.09)%	0.17%
Portfolio turnover rate	18	%(c)	70%		105%	76%	94%	78%

	Class R1 Shares

	For the Six Months Ended June 30, 2011
			Year Ended December 31,

			2010		2009	2008	2007	2006

	(unaudited)
Net asset value, beginning of period	$37.68		$29.26		$18.74	$41.18	$32.70	$27.73

Income from investment operations:
Net investment income (loss)	0.01	(f)	—	(b)	(0.04)	0.09	(0.03)	0.04
Net realized and unrealized gain (loss) on investments	0.68		8.50		10.74	(16.49)	12.95	6.65

Total from investment operations	0.69		8.50		10.70	(16.40)	12.92	6.69

Less dividends from:
Net investment income	(0.42)		(0.10)		(0.06)	(0.13)	(0.05)	(0.02)
Net realized gains	(0.45)		—		(0.12)	(5.91)	(4.39)	(1.70)

Total dividends	(0.87)		(0.10)		(0.18)	(6.04)	(4.44)	(1.72)

Settlement payments from unaffiliated third parties	—		0.01		—	—	—	—

Redemption fees	—	(b)	0.01		— (b)	— (b)	— (b)	— (b)

Net asset value, end of period	$37.50		$37.68		$29.26	$18.74	$41.18	$32.70

Total return (a)	1.86	%(c)	29.25	%(e)	57.62%	(46.10)%	45.37%	24.49%

Ratios/Supplemental Data
Net Assets, end of period (000’s)	$132,563		$121,201		$80,703	$51,932	$122,166	$89,949
Ratio of gross expenses to average net assets	0.92	%(d)	0.98%		1.11%	0.99%	1.02%	1.15%
Ratio of net expenses to average net assets	0.92	%(d)	0.98%		1.11%	0.99%	1.02%	1.15%
Ratio of net expenses, excluding interest expense, to average net assets	0.92	%(d)	0.98%		1.10%	0.99%	1.01%	1.14%
Ratio of net investment income to average net assets	0.05	%(d)	(0.06)%		(0.15)%	0.27%	(0.10)%	0.14%
Portfolio turnover rate	18	%(c)	70%		105%	76%	94%	78%

(a)

Total return is calculated assuming an initial investment made at the net asset value at the beginning of period, reinvestment of any dividends and distributions at net asset value on the dividend/distributions payment date and a redemption on the last day of the period. The return does not reflect the deduction of taxes that a shareholder would pay on Fund dividends/distributions or the redemption of Fund shares.

(b)	Amount represents less than $0.005 per share
(c)	Not annualized
(d)	Annualized
(e)	For the year ended December 31, 2010, the Fund received settlement payments from unaffiliated third parties which represented 0.04% of the Initial Class Shares and Class R1 Shares total return.
(f)	Calculated based upon weighted average shares outstanding.

See Notes to Financial Statements

VAN ECK VIP GLOBAL HARD ASSETS FUND

FINANCIAL HIGHLIGHTS
(continued)
For a share outstanding throughout each period:

	Class S Shares

	For the Six Months Ended June 30, 2011							For the Period May 1, 2006(a) through December 31, 2006

			Year Ended December 31,

			2010		2009	2008	2007

	(unaudited)
Net asset value, beginning of period	$36.95		$28.80		$18.53	$41.05	$32.72	$32.55

Income from investment operations:
Net investment income (loss)	(0.05	)(g)	0.05		(0.06)	0.05	(0.03)	0.07
Net realized and unrealized gain (loss) on investments	0.67		8.17		10.51	(16.44)	12.80	0.10

Total from investment operations	0.62		8.22		10.45	(16.39)	12.77	0.17

Less dividends from:
Net investment income	(0.38)		(0.08)		(0.06)	(0.22)	(0.05)	—
Net realized gains	(0.45)		—		(0.12)	(5.91)	(4.39)	—

Total dividends	(0.83)		(0.08)		(0.18)	(6.13)	(4.44)	—

Settlement payments from unaffiliated third parties	—		0.01		—	—	—	—

Redemption fees	—	(c)	—	(c)	— (c)	— (c)	— (c)	—	(c)

Net asset value, end of period	$36.74		$36.95		$28.80	$18.53	$41.05	$32.72

Total return (b)	1.68	%(d)	28.67	%(f)	56.92%	(46.35)%	44.83%	0.49	%(d)

Ratios/Supplemental Data
Net Assets, end of period (000’s)	$44,639		$25,061		$3,899	$387	$681	$92
Ratio of gross expenses to average net assets	1.25	%(e)	1.36%		2.24%	2.90%	5.79%	11.91	%(e)
Ratio of net expenses to average net assets	1.25	%(e)	1.36%		1.44%	1.31%	1.20%	1.21	%(e)
Ratio of net expenses, excluding interest expense, to average net assets	1.25	%(e)	1.36%		1.44%	1.30%	1.19%	1.21%
Ratio of net investment income to average net assets	(0.26	)%(e)	(0.39)%		(0.73)%	(0.02)%	(0.30)%	0.61	%(e)
Portfolio turnover rate	18	%(d)	70%		105%	76%	94%	78	%(d)

(a)	Commencement of operations
(b)

Total return is calculated assuming an initial investment made at the net asset value at the beginning of period, reinvestment of any dividends and distributions at net asset value on the dividend/distributions payment date and a redemption on the last day of the period. The return does not reflect the deduction of taxes that a shareholder would pay on Fund dividends/distributions or the redemption of Fund shares.

(c)	Amount represents less than $0.005 per share
(d)	Not annualized
(e)	Annualized
(f)	For the year ended December 31, 2010, the Fund received settlement payments from unaffiliated third parties which represented 0.04% of the Class S Shares total return
(g)	Calculated based upon weighted average shares outstanding.

See Notes to Financial Statements

VAN ECK VIP GLOBAL HARD ASSETS FUND

NOTES TO FINANCIAL STATEMENTS
June 30, 2011 (unaudited)

Note 1—Fund Organization—Van Eck VIP Trust (the “Trust”) is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Trust was organized as a Massachusetts business trust on January 7, 1987. The Van Eck VIP Global Hard Assets Fund (the “Fund”) is a non-diversified series of the Trust and seeks long-term capital appreciation by investing primarily in hard asset securities. The Fund offers three classes of shares: Initial Class Shares, Class R1 Shares and Class S Shares. The three classes are identical except Class R1 Shares are, under certain circumstances, subject to a redemption fee on redemptions within 60 days of purchase and Class S Shares are subject to a distribution fee.

Note 2—Significant Accounting Policies—The preparation of financial statements in conformity with U.S. generally accepted accounting principles (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

The following is a summary of significant accounting policies followed by the Fund.

A.

Security Valuation—Securities traded on national exchanges or traded on the NASDAQ National Market System are valued at the last sales price as reported at the close of each business day. Securities traded on the NASDAQ Stock Market are valued at the NASDAQ official closing price. Over-the-counter securities not included in the NASDAQ National Market System and listed securities for which no sale was reported are valued at the mean of the bid and ask prices. To the extent these securities are actively traded they are categorized as level 1 in the fair value hierarchy (as described below). Certain foreign securities, whose values may be affected by market direction or events occurring before the Fund’s pricing time (4:00 p.m. Eastern Time) but after the last close of the securities’ primary market, are fair valued using a pricing service and are categorized as level 2 in the fair value hierarchy. The pricing service, using methods approved by the Board of Trustees, considers the correlation of the trading patterns of the foreign security to intraday trading in the U.S. markets, based on indices of domestic securities and other appropriate indicators such as prices of relevant ADR’s and futures contracts. The Fund may also fair value securities in other situations, such as, when a particular foreign market is closed but the Fund is open. Short-term obligations purchased with more than sixty days remaining to maturity are valued at market value. Short-term obligations purchased with sixty days or less to maturity are valued at amortized cost, which with accrued interest approximates fair value. Money market fund investments are valued at net asset value. Forward foreign currency contracts are valued at the spot currency rate plus an amount (“points”), which reflects the differences in interest rates between the U.S. and foreign markets. Securities for which quotations are not available are stated at fair value as determined by a Pricing Committee of Van Eck Associates Corporation (the “Adviser”) appointed by the Board of Trustees. Certain factors such as economic conditions, political events, market trends, the nature of and duration of any restrictions on disposition, trading in similar securities of the issuer or comparable issuers and other security specific information are used to determine the fair value for these securities. Depending on the relative significance of valuation inputs, these securities may be classified either as level 2 or level 3 in the fair value hierarchy. The price which the Fund may realize upon sale of an investment may differ materially from the value presented on the Schedule of Investments.

The Fund utilizes various methods to measure the fair value of most of its investments on a recurring basis which includes a hierarchy that prioritizes inputs to valuation methods used to measure fair value. GAAP establishes a fair value hierarchy that prioritizes inputs to valuation techniques used to measure fair value. The hierarchy gives highest priority to unadjusted quoted prices in active markets for identical assets and liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The three levels of the fair value hierarchy are described below:

Level 1 – Quoted prices in active markets for identical securities.

Level 2 – Significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3 – Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

B.

Federal Income Taxes—It is the Fund’s policy to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

C.

Currency Translation—Assets and liabilities denominated in foreign currencies and commitments under forward foreign currency contracts are translated into U.S. dollars at the closing prices of such currencies each business day. Purchases and sales of investments are translated at the exchange rates prevailing when such investments are acquired or sold. Income and expenses are translated at the exchange rates prevailing when accrued. The portion of realized and unrealized gains and losses on investments that result from fluctuations in foreign currency exchange rates is not separately disclosed. Recognized gains or losses attributable to foreign currency fluctuations on foreign currency denominated assets, other than investments, and liabilities are recorded as net realized gains and losses from foreign currency transactions.

VAN ECK VIP GLOBAL HARD ASSETS FUND

NOTES TO FINANCIAL STATEMENTS
(unaudited) (continued)

D.

Dividends and Distributions to Shareholders—Dividends to shareholders from net investment income and distributions from net realized capital gains, if any, are declared and paid annually. Income dividends and capital gain distributions are determined in accordance with income tax regulations, which may differ from such amounts determined in accordance with GAAP.

E.

Restricted Securities—The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund’s Schedule of Investments.

F.

Warrants—The Fund may invest in warrants whose values are linked to indices or underlying instruments. The Fund may use these warrants to gain exposure to markets that might be difficult to invest in through conventional securities. Warrants may be more volatile than their linked indices or underlying instruments. Potential losses are limited to the amount of the original investment.

G.

Use of Derivative Instruments—The Fund may make investments in derivative instruments, including, but not limited to, options, futures, swaps and other derivatives relating to foreign currency transactions. A derivative is an instrument whose value is derived from underlying assets, indices, reference rates or a combination of these factors. Derivative instruments may be privately negotiated contracts (often referred to as over the counter (“OTC”) derivatives) or they may be listed and traded on an exchange. Derivative contracts may involve future commitments to purchase or sell financial instruments or commodities at specified terms on a specified date, or to exchange interest payment streams or currencies based on a notional or contractual amount. Derivative instruments may involve a high degree of financial risk. The use of derivatives also involves the risk of loss if the investment adviser is incorrect in its expectation of the timing or level of fluctuations in securities prices, interest rates or currency prices. Investments in derivative instruments also include the risk of default by the counterparty, the risk that the investment may not be liquid and the risk that a small movement in the price of the underlying security or benchmark may result in a disproportionately large movement, unfavorable or favorable, in the price of the derivative instrument. GAAP requires enhanced disclosures about the Fund’s derivatives and hedging activities. The Fund had no derivatives outstanding during the period ended June 30, 2011.

Forward Foreign Currency Contracts—The Fund is subject to foreign currency risk in the normal course of pursuing its investment objectives. The Fund may buy and sell forward foreign currency contracts to settle purchases and sales of foreign denominated securities or to hedge foreign denominated assets. Realized gains and losses from forward foreign currency contracts are included in realized gain (loss) on forward foreign currency contracts and foreign currency transactions. The Fund may incur additional risk from investments in forward foreign currency contracts if the counterparty is unable to fulfill its obligation or there are unanticipated movements of the foreign currency relative to the U.S. dollar. The Fund had no outstanding forward foreign currency contracts during the period ended June 30, 2011.

H.

Other—Security transactions are accounted for on trade date. Dividend income is recorded on the ex-dividend date except that certain dividends from foreign securities are recognized as soon as the Fund is notified of the ex-dividend date. Realized gains and losses are calculated on the specific identified cost basis. Interest income, including amortization of premiums and discounts, is accrued as earned. Estimated foreign taxes that are expected to be withheld from proceeds at the sale of certain foreign investments are accrued by the Fund and decrease the unrealized gain on investments. The Fund received regulatory settlement payments during 2010 from unaffiliated third parties which is included in the Statement of Changes on Net Assets.

Income, expenses (excluding class-specific expenses), realized, and unrealized gains/losses are allocated proportionately to each class of shares based upon the relative net asset value of outstanding shares of each class at the beginning of the day (after adjusting for current capital share activity of the respective classes). Class-specific expenses are charged directly to the applicable class of shares.

In the normal course of business, the Fund enters into contracts that contain a variety of general indemnifications. The Fund’s maximum exposure under these agreements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Adviser believes the risk of loss under these arrangements to be remote.

Note 3—Investment Management and Other Agreements—The Adviser is the investment adviser to the Fund. The Adviser receives a management fee, calculated daily and payable monthly based on an annual rate of 1.00% on the first $500 million of average daily net assets, 0.90% on the next $250 million of average daily net assets and 0.70% on the average daily net assets in excess of $750 million. The Adviser has agreed, at least until May 1, 2012, to waive management fees and/or assume expenses, excluding interest, taxes, and extraordinary expenses exceeding 1.20% for the Initial Class shares and Class R1 shares and 1.45% for the Class S shares. For the period ended June 30, 2011, no management fees were waived nor were any expenses assumed by the Adviser. Certain of the officers and trustees of the Trust are officers, directors or stockholders of the Adviser and Van Eck Securities Corporation, (the “Distributor”).

Note 4—12b-1 Plans of Distribution—The Fund and the Distributor are parties to a distribution agreement dated May 1, 2006. The Fund has adopted a Distribution Plan (the “Plan”) for Class S Shares in accordance with Rule 12b-1 under the 1940 Act. Pursuant to the Plan, the Fund is authorized to incur distribution expenses for its Class S Shares which will principally be payments to securities dealers who have sold shares and serviced shareholder accounts and payments to the Distributor, for reimbursement of other actual promotion and distribution expenses incurred by the Distributor on behalf of the Fund. The amount paid in any one year is 0.25% of average daily net assets (prior to the May 1, 2009, the limit was 0.15%) for Class S Shares.

Note 5—Investments—For the period ended June 30, 2011, the cost of purchases and proceeds from sales of investments-other than U.S. government securities and short-term obligations aggregated $289,081,530 and $235,353,539, respectively.

Note 6—Income Taxes—For Federal income tax purposes, the identified cost of investments owned at June 30, 2011 was $968,881,496 and net unrealized appreciation aggregated $381,970,398 of which $399,095,747 related to appreciated securities and $17,125,349 related to depreciated securities.

The tax character of dividends and distributions paid to shareholders were as follows:

	Six Months Ended June 30, 2011	Year Ended December 31, 2010

Ordinary income	$14,792,951	$3,587,565
Long term capital gains	15,884,929	—

Total	$30,677,880	$3,587,565

The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by applicable tax authorities. Management has analyzed the Fund’s tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on return filings for open tax years (tax years ended December 31, 2007-2010), or expected to be taken in the Fund’s current tax year. Therefore, no provision for income tax is required in the Fund’s financial statements.

The Fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of Operations. During the period, the Fund did not incur any interest or penalties.

Note 7—Concentration of Risk—The Fund may purchase securities on foreign exchanges. Securities of foreign issuers involve special risks and considerations not typically associated with investing in U.S. issuers. These risks include devaluation of currencies, less reliable information about issuers, different securities transaction clearance and settlement practices, and future adverse political and economic developments. These risks are heightened for investments in emerging market countries. Moreover, securities of many foreign issuers and their markets may be less liquid and their prices more volatile than those of comparable U.S. issuers.

The Fund may concentrate its investments in companies which are significantly engaged in the exploration, development, production and distribution of gold and other natural resources such as strategic and other metals, minerals, forest products, oil, natural gas and coal and by investing in gold bullion and coins. Since the Fund may so concentrate, it may be subject to greater risks and market fluctuations than other more diversified portfolios. The production and marketing of gold and other natural resources may be affected by actions and changes in governments. In addition, gold and natural resources may be cyclical in nature.

At June 30, 2011, the aggregate shareholder accounts of three insurance companies own approximately 69%, 7%, and 5% of the Initial Class Shares and three of whom own approximately 50%, 34% and 11% of the Class R1 Shares. Additionally, four insurance companies own approximately 32%, 25%, 13% and 13% of the Class S Shares.

Note 8—Trustee Deferred Compensation Plan—The Trust has a Deferred Compensation Plan (the “Plan”) for Trustees under which the Trustees can elect to defer receipt of their trustee fees until retirement, disability or termination from the Board of Trustees. The fees otherwise payable to the participating Trustees are deemed invested in shares of the Van Eck Funds (another registered investment company managed by the Adviser) as directed by the Trustees.

The expense for the Plan is included in “Trustees’ fees and expenses” in the Statement of Operations. The liability for the plan is shown as “Deferred Trustee fees” in the Statement of Assets and Liabilities.

Note 9—Bank Line of Credit—The Trust may participate with Van Eck Funds (collectively the “VE/VIP Funds”) in a $20 million committed credit facility (the “Facility”) to be utilized for temporary financing until the settlement of sales or purchases of portfolio securities, the repurchase or redemption of shares of the Fund at the request of the shareholders and other temporary or emergency purposes. The VE/VIP Funds have agreed to pay commitment fees, pro rata, based on the unused but available balance. Interest is charged to the VE/VIP Funds at rates based on prevailing market rates in effect at the time of borrowings. The

VAN ECK VIP GLOBAL HARD ASSETS FUND

NOTES TO FINANCIAL STATEMENTS
(unaudited) (continued)

average daily loan balance during the 3 day period for which a loan was outstanding amounted to $717,000 and the weighted average interest rate was 1.39%. The Fund had no outstanding borrowings under the Facility at June 30, 2011.

Note 10—Securities Lending—To generate additional income, the Fund may lend its securities pursuant to a securities lending agreement with State Street Bank & Trust Co., the securities lending agent and also the Fund’s custodian. During the period ended June 30, 2011, there was no securities lending activity.

Note 11—Custodian Fees—The Fund has entered into an expense offset agreement with its custodian wherein it receives credit toward the reduction of custodian fees whenever there are uninvested cash balances. For the period ended June 30, 2011, there were no offsets of custodial fees.

Note 12—Subsequent Event Review—The Fund has evaluated subsequent events and transactions for potential recognition or disclosure through the date the financial statements were issued.

APPROVAL OF ADVISORY AGREEMENT

Approval of Advisory Agreement

The Investment Company Act of 1940, as amended, provides, in substance, that each investment advisory agreement between a fund and its investment advisers will continue in effect from year to year only if its continuance is approved at least annually by the Board of Trustees (the “Board”), including by a vote of a majority of the Trustees who are not “interested persons” of the Fund (“Independent Trustees”), cast in person at a meeting called for the purpose of considering such approval.

In considering the renewal of the Fund’s investment advisory agreement, the Board, which is comprised exclusively of Independent Trustees, reviewed and considered information that had been provided by the Adviser throughout the year at regular Board meetings, as well as information requested by the Board and furnished by the Adviser for the meetings of the Board held on May 19, 2011 and June 29 and 30, 2011 to specifically consider the renewal of the Fund’s investment advisory agreement. This information included, among other things, the following:

▪	Information about the overall organization of the Adviser and the Adviser’s short-term and long-term business plan with respect to its mutual fund operations;

▪	The Adviser’s consolidated financial statements for the past three fiscal years;

▪	A description of the advisory agreement with the Fund, its terms and the services provided thereunder;

▪

Descriptions of the qualifications, education and experience of the individual investment professionals whose responsibilities include portfolio management and investment research for the Fund, and information relating to their compensation and responsibilities with respect to managing other mutual funds and investment accounts;

▪

Presentations by the Adviser’s key investment personnel with respect to the Adviser’s investment strategies and general investment outlook in relevant markets, and the resources available to support the implementation of such investment strategies;

▪

An independently prepared report comparing the management fees and non-investment management expenses with respect to a representative class of shares of the Fund during its fiscal year ended December 31, 2010 with those of (i) a universe of funds with similar investment strategies, including open-end and variable annuity funds (the “Expense Universe”), and (ii) a sub-group of the Expense Universe consisting of funds of comparable size and with comparable fee and expense structures (the “Expense Group”);

▪

An independently prepared report comparing the Fund’s annualized investment performance, with respect to a representative class of shares of the Fund (including standard deviations and Sharpe ratios) for the one-, three-, five-and ten-year periods ended March 31, 2011 with those of (i) a universe of funds with similar investment strategies, including open-end and variable annuity funds (the “Performance Universe”) and (ii) a sub-group of the Performance Universe consisting of funds of comparable size and with comparable fee and expense structures (the “Performance Group”);

▪	An analysis of the profitability of the Adviser with respect to the services it provides to the Fund and the Van Eck complex of mutual funds as a whole;

▪

Information regarding other accounts and investment vehicles managed by the Adviser, including the types of accounts, the fees charged by the Adviser for managing the accounts, the material differences between the nature of services provided for the Fund as compared to the other accounts, the other accounts investment strategies, the net assets under management in each such account and vehicle, and the individuals that are performing investment management functions with respect to each such account and vehicle;

▪

Information concerning the Adviser’s compliance program, the resources devoted to compliance efforts undertaken by the Adviser and its affiliates on behalf of the Fund, and reports regarding a variety of compliance-related issues;

▪	Information with respect to the Adviser’s brokerage practices, including the benefits received by the Adviser from research acquired with soft dollars; and

▪	Other information provided by the Adviser in its response to a comprehensive questionnaire prepared by independent legal counsel on behalf of the Independent Trustees.

In considering whether to approve the investment advisory agreement, the Board evaluated the following factors: (1) the quality, nature, cost and character of the investment management as well as the administrative and other non-investment management services provided by the Adviser and its affiliates; (2) the nature, quality and extent of the services performed by the Adviser in interfacing with, and monitoring the services performed by, third parties, such as the Fund’s custodian,

VAN ECK VIP GLOBAL HARD ASSETS FUND

APPROVAL OF ADVISORY AGREEMENT
(continued)

transfer agent, sub-accounting agent and independent auditors, and the Adviser’s commitment and efforts to review the quality and pricing of third party service providers to the Fund with a view to reducing non-management expenses of the Fund; (3) the terms of the advisory agreement and the reasonableness and appropriateness of the particular fee paid by the Fund for the services described therein; (4) the Adviser’s willingness to reduce the cost of the Fund to shareholders from time to time by means of waiving a portion of its management fees or paying expenses of the Fund or by reducing fees from time to time; (5) the services, procedures and processes used to determine the value of Fund assets, and the actions taken to monitor and test the effectiveness of such services, procedures and processes; (6) the ongoing efforts of, and resources devoted by, the Adviser with respect to the development of a comprehensive compliance program and written compliance policies and procedures, and the implementation of recommendations of independent consultants with respect to a variety of compliance issues; (7) the responsiveness of the Adviser and its affiliated companies to inquiries from, and examinations by, regulatory agencies such as the Securities and Exchange Commission; (8) the Adviser’s record of compliance with its policies and procedures; and (9) the ability of the Adviser to attract and retain quality professional personnel to perform investment advisory and administrative services for the Fund.

The Board considered the fact that the Adviser is managing other investment products and vehicles, including exchange-traded funds, hedge funds and separate accounts, that invest in the same financial markets and may be managed by the same investment professionals according to a similar investment strategy as the Fund. The Board concluded that the management of these products contributes to the Adviser’s financial stability and is helpful to the Adviser in attracting and retaining quality portfolio management personnel for the Fund. In addition, the Board concluded that the Adviser has established appropriate procedures to monitor conflicts of interest involving the management of the Fund and the other products and for resolving any such conflicts of interest in a fair and equitable manner.

The performance data and the management fee and expense ratio data described below for the Fund is based on data for a representative class of shares of the Fund. The performance data is for periods on an annualized basis ended March 31, 2011, and the management fee and expense ratio data is as of the Fund’s fiscal year end of December 31, 2010.

In evaluating the investment performance of the Fund, the Board noted that the Fund’s annualized returns had outperformed those of its Performance Group and Performance Universe medians for the one-, three- and five-year periods. The Board noted that the Fund’s annualized return had outperformed those of its Performance Universe median for the ten-year period but had underperformed that of its Performance Group median for the ten-year period. The Board concluded that the performance of the Fund is satisfactory. When considering the fees and expenses of the Fund, the Board noted that while the actual management fee for the Fund, net of waivers, was higher than the median management fee for its Expense Group, the total expense ratio for the Fund, net of waivers, was below the median total expense ratio for its Expense Group. The Board also noted that the Adviser has agreed to waive or to reimburse expenses through April 2012 to the extent necessary to maintain an agreed upon expense ratio. The Board concluded that the management fee charged to the Fund for advisory and related services is reasonable.

The Board considered the profits, if any, realized by the Adviser from managing the Fund, in light of the services rendered and the costs associated with providing such services, and concluded that the profits realized by the Adviser from managing the Fund are not excessive. In this regard, the Board also considered the extent to which the Adviser may realize economies of scale as the Fund grows, and whether the Fund’s fee reflects these economies of scale for the benefit of shareholders. The Board concluded that the advisory fee breakpoints in place will allow the Fund to continue to share in the benefits of economies of scale in the future as the Fund grows.

The Board did not consider any single factor as controlling in determining whether or not to renew the investment advisory agreement. Nor are the items described herein all of the matters considered by the Board. Based on its consideration of the foregoing factors and conclusions, and such other factors and conclusions as it deemed relevant, and assisted by the advice of its independent counsel, the Board concluded that the renewal of the investment advisory agreement, including the fee structure (described herein) is in the interests of shareholders, and accordingly, the Board approved the continuation of the advisory agreement for an additional one-year period.

This report must be preceded or accompanied by a Van Eck VIP (the “Trust”) Prospectus, which includes more complete information. An investor should consider the investment objective, risks, and charges and expenses of the Fund carefully before investing. The prospectus contains this and other information about the investment company. Please read the prospectus carefully before investing.

Additional information about the Trust’s Board of Trustees/Officers and a description of the policies and procedures the Trust uses to determine how to vote proxies relating to portfolio securities are provided in the Statement of Additional Information. The Statement of Information and information regarding how the Trust voted proxies relating to portfolio securities during the most recent twelve month period ending June 30 is available, without charge, by calling 800.826.2333, or by visiting vaneck.com, or on the Securities and Exchange Commission’s website at http://www.sec.gov.

The Trust files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Trust’s Form N-Qs are available on the Commission’s website at http://www.sec.gov and may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 202.942.8090. The Fund’s complete schedule of portfolio holdings is also available by calling 800.826.2333 or by visiting vaneck.com.

Investment Adviser:	Van Eck Associates Corporation
Distributor:	Van Eck Securities Corporation
335 Madison Avenue, New York, NY 10017
vaneck.com
Account Assistance:	800.544.4653

vaneck.com
VIPGHASAR

Item 2. CODE OF ETHICS.

     Not applicable.

Item 3. AUDIT COMMITTEE FINANCIAL EXPERT.

     Not applicable.

Item 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

     Not applicable.

Item 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

        Not applicable.

Item 6. SCHEDULE OF INVESTMENTS.

     Information included in Item 1.

Item 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END
        MANAGEMENT INVESTMENT COMPANIES.

     Not applicable.

Item 8. PORTFOLIO MANAGER OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

     Not applicable.

Item 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT
        COMPANY AND AFFILIATED PURCHASERS.

     Not applicable.

Item 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

     No changes.

Item 11. CONTROLS AND PROCEDURES.

(a)  The Chief Executive Officer and the Chief Financial Officer have concluded that the Van Eck VIP Global Hard Assets Fund disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act)
     provide reasonable assurances that material information relating to the Van
     Eck VIP Global Hard Assets Fund is made known to them by the appropriate persons, based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(b)  There were no significant changes in the registrant's internal controls over financial reporting or in other factors that could significantly affect these controls over financial reporting subsequent to the date of our evaluation.

Item 12. EXHIBITS.

(a)(1) Not applicable.

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2 under the Act (17 CFR 270.30a-2) is attached as Exhibit 99.CERT.

(b)  Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 is furnished as Exhibit 99.906CERT.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the
Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) VAN ECK VIP TRUST - VAN ECK VIP GLOBAL HARD ASSETS FUND

By (Signature and Title) /s/ Bruce J. Smith, SVP & CFO
                         -----------------------------
Date  September 2, 2011
     -------------------

Pursuant to the requirements of the Securities Exchange Act of 1934 and the
Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title) /s/ Jan F. van Eck, CEO
                        -------------------------
Date  September 2, 2011
     -------------------

By (Signature and Title)  /s/ Bruce J. Smith, CFO
                         ------------------------

Date  September 2, 2011
     -------------------